UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

RCN Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

196 Van Buren Street, Herndon, Virginia	20170
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 434-8200

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On May 20, 2009, RCN Corporation dismissed Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm. The decision to dismiss Friedman was considered and approved by the Audit Committee of the Board of Directors. Friedman’s audit reports on the Company’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Friedman on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2008 and 2007, and during the subsequent interim period from January 1, 2009 through May 20, 2009, there were no disagreements between the Company and Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Friedman’s satisfaction, would have caused Friedman to make reference to the subject matter of any such disagreements in connection with their reports on the Company’s consolidated financial statements for such years. During the years ended December 31, 2008 and 2007, and during the subsequent interim period from January 1, 2009 through May 20, 2009, there were no “reportable events” of the type described in Item 304 (a)(1)(v) of Regulation S-K. The Company has provided a copy of this Current Report on Form 8-K to Friedman and has requested that Friedman furnish a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with the above statements made by the Company. A copy of Friedman’s letter, dated May 20, 2009, is furnished herewith as Exhibit 16.1 to this Current Report on Form 8-k.

(b)	On May 20, 2009, the Company appointed BDO Seidman LLP (“BDO”) to serve as its new independent registered public accounting firm. The decision to engage BDO was approved by the Audit Committee of the Board of Directors of the Company. During the fiscal years ended December 31, 2008 and 2007, and through the date of the appointment of BDO as the Company’s independent registered public accounting firm, neither the Company, nor anyone acting on its behalf, consulted with BDO on any matters or events of the type described in Item 304(a)(2) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

16.1 Letter of Friedman LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

Date: May 20, 2009

By: /s/ Michael T. Sicoli
Name: Michael T. Sicoli
Title: Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of Friedman LLP